SECOND AMENDMENT TO
REVOLVING CREDIT AND TERM LOAN AGREEMENT
THIS SECOND AMENDMENT TO REVOLVING CREDIT AND TERM LOAN AGREEMENT, dated as of October 3, 2014 (this “Amendment”), is made by and among LIBERTY TAX, INC., a Delaware corporation, formerly known as JTH HOLDING, INC., a Delaware corporation (the “Borrower”), SUNTRUST BANK, in its capacity as administrative agent (the “Administrative Agent”) for the Lenders (as defined in the Credit Agreement defined below) and as issuing bank (the “Issuing Bank”) and swingline lender (the “Swingline Lender”), the Lenders party hereto, JTH TAX, INC., a Delaware corporation (“JTH”), LTS PROPERTIES, LLC, a Virginia limited liability company (“Properties”), LTS SOFTWARE INC., a Virginia corporation (“Software”), WEFILE INC., a Virginia corporation (“Wefile”), JTH FINANCIAL, LLC, a Virginia limited liability company (“JTH Financial”), JTH PROPERTIES 1632, LLC, a Virginia limited liability company (“1632”), SIEMPRETAX LLC, a Virginia limited liability company, formerly known as HISPANIC TAX, LLC, a Virginia limited liability company (“Siempretax”), JTH TAX OFFICE PROPERTIES, LLC, a Virginia limited liability company (“JTH Office”), ACA HEALTHQUEST, LLC, a Virginia limited liability company (“ACA Healthquest”), JTH NEW VENTURES, LLC, a Virginia limited liability company (“JTH New Ventures”), UNIFIED PARTNERS, LLC, a Virginia limited liability company (“Unified”), and JTH COURT PLAZA, LLC, a Virginia limited liability company (“JTH Court Plaza,” and together with JTH, Properties, Software, Wefile, JTH Financial, 1632, Siempretax, JTH Office, ACA Healthquest, JTH New Ventures and Unified, collectively, the “Subsidiary Loan Parties,” and together with the Borrower, collectively, the “Loan Parties,” and individually, a “Loan Party”).
RECITALS:
WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to the Revolving Credit and Term Loan Agreement, dated as of April 30, 2012, as amended by the Waiver and Amendment to Revolving Credit and Term Loan Agreement, dated as of December 19, 2012, by and among Borrower, the other Loan Parties party thereto, certain of the Lenders, and the Administrative Agent, as amended by the Supplement and Joinder Agreement, dated as of December 28, 2012, by and among Borrower, the other Loan Parties party thereto, certain of the Lenders, and the Administrative Agent, as amended by the Waiver to Revolving Credit and Term Loan Agreement, dated as of March 8, 2013, by and among Borrower, the other Loan Parties party thereto, certain of the Lenders, and the Administrative Agent, as amended by the Standstill Agreement dated as of August 6, 2013, by and among Borrower, the other Loan Parties party thereto, certain of the Lenders, and the Administrative Agent, as amended by the Waiver to Revolving Credit and Term Loan Agreement dated as of August 29, 2013, by and among Borrower, the other Loan Parties party thereto, certain of the Lenders, and the Administrative Agent, as amended by the Supplement and Joinder Agreement, of even date herewith (the “Supplement and Joinder”), by and among the Borrower, the other Loan Parties, the Lenders party thereto and the Administrative Agent (as further amended, supplemented, amended and restated or otherwise modified through the date hereof, the “Credit Agreement”). Capitalized terms defined in the Credit Agreement and undefined herein shall have the same defined meanings when such terms are used in this Amendment;
WHEREAS the Borrower has requested that the Administrative Agent and the Lenders amend certain provisions of the Credit Agreement; and
WHEREAS, the Administrative Agent and the Lenders have agreed, subject to the terms and conditions hereinafter set forth, to amend certain provisions of the Credit Agreement as herein provided.
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:
1.Incorporation of Recitals. The foregoing recitals to this Amendment are incorporated in and made a part of this Amendment to the same extent and the same effect as if fully set forth herein.
2.    Amendments to the Credit Agreement. The Loan Parties, the Administrative Agent and the Lenders agree that the Credit Agreement is amended as follows:
(a)    Schedule II to the Credit Agreement is amended to read in its entirety as set forth in Appendix A attached hereto and made a part hereof.
(b)    Section 1.1 of the Credit Agreement is amended to add the following definitions, to appear in their appropriate alphabetical order:
“Second Amendment” shall mean the Second Amendment to Revolving Credit and Term Loan Agreement, dated as of October 3, 2014, by and among the Borrower, the other Loan Parties, the Lenders party thereto and the Administrative Agent.
“Second Amendment Effective Date” shall mean the Second Amendment Effective Date (as such term is defined in the Second Amendment).
“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.
“Excluded Swap Obligation” means, with respect to a Loan Party, any Swap Obligation if, and to the extent that, all or a portion of the Guarantee of such Loan Party, or the grant by such Loan Party of a security interest to secure, such Swap Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Loan Party’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the Obligations of such Loan Party are incurred or the Guarantee of such Loan Party or the grant of such security interest becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Obligations, Guarantee or security interest is or becomes illegal.
“Qualified ECP Loan Party” means, in respect of any Swap Obligation, each Loan Party that has total assets exceeding $10,000,000 at the time the relevant Obligations, Guarantee or grant of the relevant security interest becomes effective with respect to such Swap Obligation or such other person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.
“Swap Obligation” means, with respect to any Loan Party, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.
(c)    Clause (i) of the definition of “Index Rate” set forth in Section 1.1 of the Credit Agreement is amended to read in its entirety as follows:
(i)    the rate per annum equal to the offered rate for deposits in U.S. dollars for a one (1) month period, which rate appears on that page of Reuters reporting service, or such similar service as determined by the Administrative Agent, that displays ICE Benchmark Administration (“ICE”) (or any successor thereto if ICE is no longer making a London Interbank Offered Rate available) interest settlement rates for deposits in U.S. Dollars, as of 11:00 A.M. (London, England time) two (2) Business Days prior to the Index Rate Determination Date; provided, that if no such offered rate appears on such page, the rate used for such period will be the per annum rate of interest determined by the Administrative Agent to be the rate at which U.S. dollar deposits for such period, are offered to the Administrative Agent in the London Inter-Bank Market as of 11:00 A.M. (London, England time), on the day that is two (2) Business Days prior to the Index Rate Determination Date, divided by
(d)    The definition of “Index Rate” set forth in Section 1.1 of the Credit Agreement is amended to add the following as the final sentence thereof:
If at any time the Index Rate is less than zero, the Index Rate shall be deemed to be zero for purposes of this Agreement.
(e)    The definition of “LIBOR” set forth in Section 1.1 of the Credit Agreement is amended to read in its entirety as follows:
“LIBOR” shall mean, for any Interest Period with respect to a Eurodollar Loan, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on that page of Reuters reporting service, or such similar service as determined by the Administrative Agent, that displays ICE (or any successor thereto if ICE is no longer making a London Interbank Offered Rate available) interest settlement rates for deposits in U.S. Dollars as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period. If for any reason such rate is not available, LIBOR shall be, for any Interest Period, the rate per annum reasonably determined by the Administrative Agent as the rate of interest at which Dollar deposits in the approximate amount of the Eurodollar Loan comprising part of such borrowing would be offered by the Administrative Agent to major banks in the London interbank Eurodollar market at their request at or about 10:00 a.m. (Richmond, Virginia time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period. If at any time LIBOR is less than zero, LIBOR shall be deemed to be zero for purposes of this Agreement.
(f)    The definition of “Revolving Commitment Termination Date” contained in Section 1.1 of the Credit Agreement is amended to read in its entirety as follows:
“Revolving Commitment Termination Date” shall mean the earliest of (i) April 30, 2019, (ii) the date on which all Revolving Commitments are terminated pursuant to Section 2.9 and (iii) the date on which all amounts outstanding under this Agreement have been declared or have automatically become due and payable (whether by acceleration or otherwise). Notwithstanding the foregoing, with respect to the Revolving Loans held by, and the Revolving Commitment of, U.S. Bank National Association (“US Bank”), Revolving Commitment Termination Date shall mean the earliest of (i) September 30, 2017 and (ii) the date, if any, on which the Revolving Commitment of US Bank is terminated pursuant to Section 2.9.
(g)    The reference in the definition of “Swingline Commitment” set forth in Section 1.1 of the Credit Agreement to “$10,000,000” is amended to be a reference to $20,000,000.
(h)    The definition of “Term Loan Maturity Date” contained in Section 1.1 of the Credit Agreement is amended to read in its entirety as follows:
“Term Loan Maturity Date” shall mean the earlier of (i) April 30, 2019, and (ii) the date on which the principal amount of all outstanding Term Loans have been declared or automatically have become due and payable (whether by acceleration or otherwise).
(i)    Section 2.10(c) of the Credit Agreement is amended to read in its entirety as follows:
(c)    The Borrower unconditionally promises to pay to the Administrative Agent for the account of each Term Loan Lender the then unpaid principal amount of the Term Loan of such Term Loan Lender in consecutive quarterly installments payable on the last day of each January, April, July and October, commencing on October 31, 2014, with each such installment being in the aggregate principal amount for all Term Loan Lenders equal to (1) during the first year after the Second Amendment Effective Date, 1.25% of the aggregate Term Loan Commitments, (2) during the second year after the Second Amendment Effective Date, 1.875% of the aggregate Term Loan Commitments, (3) during the third and fourth years after the Second Amendment Effective Date, 2.50% of the aggregate Term Loan Commitments and (4) during the fifth year after the Second Amendment Effective Date, 3.125% of the aggregate Term Loan Commitments; provided, that, to the extent not previously paid, the aggregate unpaid principal balance of the Term Loans shall be due and payable on the Term Loan Maturity Date.
(j)    Section 2.22(c) is amended to add the following as the final sentence thereof:
Notwithstanding the foregoing or any other provision of this Agreement or the other Loan Documents to the contrary, the Borrower, the Lenders and the Administrative Agent agree that the principal of and interest on the Revolving Loans held by US Bank may be repaid in full on the Revolving Commitment Termination Date, as such term is defined with respect to US Bank, without pro rata payment to the other Revolving Loan Lenders on such date, unless an Event of Default shall have occurred and be continuing or US Bank is a Defaulting Lender as of such date.
(k)    The reference in Section 2.24(a) of the Credit Agreement to “$200,000,000” is amended to be a reference to $275,000,000.
(l)    Section 6.1 of the Credit Agreement is amended to read in its entirety as follows:
Section 6.1.    Leverage Ratio. The Borrower will maintain (a) as of the end of the third Fiscal Quarter of each Fiscal Year of the Borrower, a Leverage Ratio of not greater than 4.50:1.0, and (b) as of the end of each other Fiscal Quarter of the Borrower, a Leverage Ratio of not greater than 3.00:1.0.
(m)    Except as specifically modified by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed by the parties hereto and remain in full force and effect.
(n)    Each of the Borrower, the other Loan Parties, the Administrative Agent and each Lender agrees that, as of and after the Second Amendment Effective Date (as hereinafter defined), each reference in the Loan Documents to the Credit Agreement shall be deemed to be a reference to the Credit Agreement as amended hereby.
3.    Excluded Swap Obligations. The parties agree that, notwithstanding any provision to the contrary contained in the Loan Documents, the Obligations, as defined in the Loan Agreement, the Guaranteed Obligations, as defined in the Subsidiary Guaranty Agreement, and the Secured Obligations, as defined in the Security Agreement and the Pledge Agreement, shall not include Excluded Swap Obligations. Each Qualified ECP Loan Party hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Loan Party to honor all of its obligations under the Loan Documents in respect of Swap Obligations (provided, however, that each Qualified ECP Loan Party shall only be liable under this Section 3 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 3 or otherwise under this Agreement, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Loan Party under this Section shall remain in full force and effect until termination of the (a) Obligations pursuant to the terms of the Credit Agreement, (b) the Guaranteed Obligations pursuant to the terms of the Subsidiary Guaranty Agreement and (c) the Secured Obligations pursuant to the terms of the Security Agreement and the Pledge Agreement, respectively. Each Qualified ECP Loan Party intends that this Section 3 constitute, and this Section 3 shall be deemed to constitute, a “keepwell, support or other agreement” for the benefit of each other Loan Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.
4.    Conditions to Effectiveness of this Amendment. This Amendment and the amendments contained herein shall become effective on the date (the “Second Amendment Effective Date”) when each of the conditions set forth below shall have been fulfilled to the satisfaction of the Administrative Agent:
(a)    The Administrative Agent shall have received counterparts of this Amendment, duly executed and delivered on behalf of the Borrower, the other Loan Parties, the Administrative Agent and the Lenders party hereto, the Supplement and Joinder, duly executed and delivered on behalf of the Borrower, the other Loan Parties, the Administrative Agent and the Lenders, as well as allonges to the Revolving Credit Notes or amended and restated Revolving Credit Notes and/or new Revolving Credit Note and/or new Term Note, in each case, as required by the Supplement and Joinder, and an amended and restated Swingline Note, duly executed and delivered on behalf of the Borrower, and in the face amount of the Swingline Commitment, as increased hereby (all of the foregoing, collectively, the “Modification Documents”).
(b)    No event shall have occurred and be continuing that constitutes an Event of Default, or that would constitute an Event of Default but for the requirement that notice be given or that a period of time elapse, or both.
(c)    All representations and warranties of the Borrower contained in the Credit Agreement, and all representations and warranties of each other Loan Party in each Loan Document to which it is a party, shall be true and correct in all material respects (or, if qualified by materiality, in all respects) at the Second Amendment Effective Date as if made on and as of such Second Amendment Effective Date, except that (a) any representation or warranty relating to any financial statements shall be deemed to be applicable to the financial statements most recently delivered to the Administrative Agent in accordance with the provisions of the Loan Documents and (b) each other representation or warranty expressly stated to be made as of the Closing Date shall not be deemed to have been repeated as of any date other than the Closing Date.
(d)    The Borrower shall have delivered to the Administrative Agent (1) certified copies of evidence of all corporate and company actions taken by the Borrower and the other Loan Parties to authorize the execution and delivery of this Amendment and the other Modification Documents, (2) certified copies of any amendments to the articles or certificate of incorporation, formation or organization, bylaws, partnership certificate or operating agreement of the Borrower and each other Loan Party since the date of the Credit Agreement or, as applicable, the joinder of a Loan Party to the Loan Documents, (3) a certificate of incumbency for the officers or other authorized agents, members or partners of the Borrower and each other Loan Party executing this Amendment, the other Modification Documents and the other Loan Documents related hereto and (4) such additional supporting documents as the Administrative Agent or counsel for the Administrative Agent reasonably may request.
(e)    The Administrative Agent (or its counsel) shall have received a favorable written opinion of counsel to the Loan Parties, addressed to the Administrative Agent and each of the Lenders, and covering such matters relating to the Loan Parties, this Amendment, the other Modification Documents and the other documents required hereby and the transactions contemplated herein and therein as the Administrative Agent shall reasonably request.
(f)    The Administrative Agent (or its counsel) shall have received the results of a search of the Uniform Commercial Code filings (or equivalent filings) made with respect to the Loan Parties in the states (or other jurisdictions) of formation of such Persons, together with copies of the financing statements (or similar documents) disclosed by such search, and accompanied by evidence satisfactory to the Administrative Agent that the Liens indicated in any such financing statement (or similar document) would be permitted by Section 7.2 of the Credit Agreement or have been or will be contemporaneously released or terminated.
(g)    All documents delivered pursuant to this Amendment and the other Modification Documents must be of form and substance satisfactory to the Administrative Agent and its counsel, and all legal matters incident to this Amendment and the other Modification Documents must be satisfactory to the Administrative Agent’s counsel.
(h)    Payment by the Borrower in immediately available funds of the fees agreed to in the fee letter entered into in connection with the Additional Commitment Amount and the fees and expenses required to be paid by Section 11 of this Amendment.
(i)    Satisfaction of the conditions precedent to effectiveness of the Supplement and Joinder, in accordance with the terms and conditions set forth therein.
5.    Amendment Only; No Novation; Modification of Loan Documents. Each of the Borrower and each other Loan Party acknowledges and agrees that this Amendment and the other Modification Documents only amend the terms of the Credit Agreement and the other Loan Documents and does not constitute a novation, and each of the Borrower and each other Loan Party ratifies and confirms the terms and provisions of, and its obligations under, the Credit Agreement and the other Loan Documents in all respects. Each of the Borrower and each other Loan Party acknowledges and agrees that each reference in the Loan Documents to any particular Loan Document shall be deemed to be a reference to such Loan Document as amended by this Amendment and the other Modification Documents. To the extent of a conflict between the terms of any Loan Document and the terms of this Amendment, the terms of this Amendment shall control.
6.    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Borrower, the other Loan Parties, the Lenders and the Administrative Agent and their respective successors and assigns.
7.    No Further Amendments. Nothing in this Amendment, the other Modification Documents or any prior amendment to the Loan Documents shall require the Administrative Agent or any Lender to grant any further amendments to the terms of the Loan Documents. Each of the Borrower and each other Loan Party acknowledges and agrees that there are no defenses, counterclaims or setoffs against any of their respective obligations under the Loan Documents.
8.    Representations and Warranties. Each of the Borrower and each other Loan Party represents and warrants that this Amendment and the other Modification Documents have been duly authorized, executed and delivered by it in accordance with resolutions adopted by its board of directors or comparable managing body. All other representations and warranties made by the Borrower and each other Loan Party in the Loan Documents are incorporated by reference in this Amendment and the other Modification Documents and are deemed to have been repeated as of the date of this Amendment with the same force and effect as if set forth in this Amendment, except that (a) any representation or warranty relating to any financial statements shall be deemed to be applicable to the financial statements most recently delivered to the Administrative Agent in accordance with the provisions of the Loan Documents and (b) each other representation or warranty expressly stated to be made as of the Closing Date shall not be deemed to have been repeated as of any date other than the Closing Date. Each of the Borrower and each other Loan Party represents and warrants to the Administrative Agent, the Lenders and the Issuing Bank that, after giving effect to the terms of this Amendment and the other Modification Documents, no Default has occurred and been continuing.
9.    No Implied Waivers. Each of the Borrower and each other Loan Party acknowledges and agrees that the amendments contained herein and the other Modification Documents shall not constitute a waiver, express or implied, of any Default, Event of Default, covenant, term or provision of the Credit Agreement or any of the other Loan Documents, nor shall they create any obligation, express or implied, on the part of the Administrative Agent or any other Lender to waive, or to consent to any amendment of, any existing or future Default, Event of Default or violation of any covenant, term or provision of the Credit Agreement or any of the other Loan Documents. The Administrative Agent and the Lenders shall be entitled to require strict compliance by the Borrower and the other Loan Parties with the Credit Agreement and each of the other Loan Documents, and nothing herein shall be deemed to establish a course of action or a course of dealing with respect to requests by the Borrower or any other Loan Party for waivers or amendments of any Default, Event of Default, covenant, term or provision of the Credit Agreement or any of the other Loan Documents.
10.    Confirmation of Lien. Each of the Borrower and each other Loan Party hereby acknowledges and agrees that the Collateral is and shall remain in all respects subject to the lien, charge and encumbrance of the Credit Agreement and the other Loan Documents and nothing herein contained, and nothing done pursuant hereto, shall adversely affect or be construed to adversely affect the lien, charge or encumbrance of, or conveyance effected by the Loans or the priority thereof over other liens, charges, encumbrances or conveyances.
11.    Ratification. The terms of the Credit Agreement and the other Loan Documents shall remain in full force and effect and are ratified and affirmed by the Borrower and each other Loan Party.
12.    Fees and Expenses. The Borrower agrees to pay all out-of-pocket costs and expenses of the Administrative Agent and its Affiliates, including the fees, charges and disbursements of counsel for the Administrative Agent and its Affiliates, in connection with the preparation and administration of this Amendment and the other Modification Documents.
13.    Severability. Any provision of this Amendment held to be illegal, invalid or unenforceable in any jurisdiction, shall, as to such jurisdiction, be ineffective to the extent of such illegality, invalidity or unenforceability without affecting the legality, validity or enforceability of the remaining provisions hereof; and the illegality, invalidity or unenforceability of a particular provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
14.    Governing Law. This Amendment shall be construed in accordance with and be governed by the law (without giving effect to the conflict of law principles thereof) of the Commonwealth of Virginia. THIS AMENDMENT WILL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE COMMONWEALTH OF VIRGINIA.
15.    Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. It shall not be necessary that the signature of, or on behalf of, each party, or that the signatures of the persons required to bind any party, appear on more than one counterpart.
16.    Documentation Agent. BMO Harris Financing, Inc., shall have the title “Documentation Agent,” subject to the provisions of Section 9.10 of the Credit Agreement.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective duly authorized representatives all as of the day and year first above written.
BORROWER:
LIBERTY TAX, INC., a Delaware corporation, formerly known as JTH HOLDING, INC., a Delaware corporation
By:    /s/ Kathleen E. Donovan
Name:    Kathleen E. Donovan
Title:    Chief Financial Officer

SUBSIDIARY LOAN PARTIES:
JTH TAX, INC., a Delaware corporation
By:    /s/ Kathleen E. Donovan
Name:    Kathleen E. Donovan
Title:    Chief Financial Officer

LTS PROPERTIES, LLC, a Virginia limited liability company

By:    JTH TAX, INC., its Manager

By:    /s/ Kathleen E. Donovan
Name:    Kathleen E. Donovan
Title:    Chief Financial Officer

LTS SOFTWARE INC., a Virginia corporation

By:    /s/ Kathleen Curry
Name:    Kathleen Curry
Title:    President

WEFILE INC., a Virginia corporation

By:    /s/ Kathleen Curry
Name:    Kathleen Curry
Title:    President

JTH FINANCIAL, LLC, a Virginia limited liability company

By:    /s/ Kathleen E. Donovan
Name:    Kathleen E. Donovan
Title:    Chief Financial Officer

JTH PROPERTIES 1632, LLC, a Virginia limited liability company

By:    JTH FINANCIAL, LLC, a Virginia limited liability company, Manager

By:    /s/ Kathleen E. Donovan
Name:    Kathleen E. Donovan
Title:    Chief Financial Officer

SIEMPRETAX LLC, a Virginia limited liability company, formerly known as HISPANIC TAX, LLC, a Virginia limited liability company

By:    LIBERTY TAX, INC., a Delaware corporation, Manager

By:    /s/ Kathleen E. Donovan
Name:    Kathleen E. Donovan
Title:    Chief Financial Officer

JTH TAX OFFICE PROPERTIES, LLC, a Virginia limited liability company

By:    LIBERTY TAX, INC., a Delaware corporation, Manager

By:    /s/ Kathleen E. Donovan
Name:    Kathleen E. Donovan
Title:    Chief Financial Officer

ACA HEALTHQUEST, LLC, a Virginia limited liability company

By:    LIBERTY TAX, INC., a Delaware corporation, Manager

By:    /s/ Kathleen E. Donovan
Name:    Kathleen E. Donovan
Title:    Chief Financial Officer

JTH NEW VENTURES, LLC, a Virginia limited liability company

By:    JTH FINANCIAL, LLC, a Virginia limited liability company, Manager

By:    /s/ Kathleen E. Donovan
Name:    Kathleen E. Donovan
Title:    Chief Financial Officer

UNIFIED PARTNERS, LLC, a Virginia limited liability company

By:    ACA HEALTHQUEST, LLC, a Virginia limited liability company, Manager

By:    LIBERTY TAX, INC., a Delaware corporation, Manager

By:    /s/ Kathleen E. Donovan
Name:    Kathleen E. Donovan
Title:    Chief Financial Officer

[SIGNATURES CONTINUE ON FOLLOWING PAGES]
JTH COURT PLAZA, LLC, a Virginia limited liability company

By:    JTH TAX, INC., its Manager

By:    /s/ Kathleen E. Donovan
Name:    Kathleen E. Donovan
Title:    Chief Financial Officer

[SIGNATURES CONTINUE ON FOLLOWING PAGES]

ADMINISTRATIVE AGENT:

SUNTRUST BANK
as Administrative Agent, as Issuing Bank and as Swingline Lender
By:    /s/ David Bennett
Name:    David Bennett
Title:    Director

[SIGNATURES CONTINUE ON FOLLOWING PAGES]
LENDERS:

SUNTRUST BANK, as Lender
By:    /s/ David Bennett
Name:    David Bennett
Title:    Director

[SIGNATURES CONTINUE ON FOLLOWING PAGES]
CITIZENS BANK OF PENNSYLVANIA, as Lender
By:    /s/ Tracy Van Riper
Name:    Tracy Van Riper
Title:    Senior Vice President

[SIGNATURES CONTINUE ON FOLLOWING PAGES]
BANK OF AMERICA, N.A., as Lender
By:    /s/ Peter Strauss
Name:    Peter Strauss
Title:    Senior Vice President

[SIGNATURES CONTINUE ON FOLLOWING PAGES]
BRANCH BANKING AND TRUST COMPANY, as Lender
By:    /s/ Jack M. Frost
Name:    Jack M. Frost
Title:    Senior Vice President

[SIGNATURES CONTINUE ON FOLLOWING PAGES]

FIRST TENNESSEE BANK NATIONAL ASSOCIATION, as Lender
By:    /s/ K.A. Sherman
Name:    K.A. Sherman
Title:    Senior Vice President

[SIGNATURES CONTINUE ON FOLLOWING PAGES]
BMO HARRIS FINANCING, INC., as Lender
By:    /s/ Christina M. Boyle
Name:    Christina M. Boyle
Title:    Director

[SIGNATURES CONTINUE ON FOLLOWING PAGES]

FIFTH THIRD BANK, as Lender
By:    /s/ Robert Weaver
Name:    Robert Weaver
Title:    Vice President

[SIGNATURES CONTINUE ON FOLLOWING PAGES]

SYNOVUS BANK, as Lender
By:    /s/ Aaron Hill
Name:    Aaron Hill
Title:    Corporate Banker

[SIGNATURES CONTINUE ON FOLLOWING PAGES]

U.S. BANK NATIONAL ASSOCIATION, as Lender
By:    /s/ Michael Gloviak
Name:    Michael Gloviak
Title:    Assistant Vice President

APPENDIX A

Schedule II
COMMITMENT AMOUNTS

Lender	Revolving Commitment Amount	Term Loan Commitment Amount	Commitment
SunTrust Bank	$40,552,325.58	$4,447,674.42	$45,000,000
Citizens Bank of Pennsylvania	$31,540,697.67	$3,459,302.33	$35,000,000
Bank of America, N.A.	$25,232,558.14	$2,767,441.86	$28,000,000
BMO Harris Financing, Inc.	$22,529,069.77	$2,470,930.23	$25,000,000
Fifth Third Bank	$22,529,069.77	$2,470,930.23	$25,000,000
Branch Banking and Trust Company	$19,825,581.40	$2,174,418.60	$22,000,000
First Tennessee Bank National Association	$18,023,255.81	$1,976,744.19	$20,000,000
Synovus Bank	$13,517,441.86	$1,482,558.14	$15,000,000
U.S. Bank National Association	$10,000,000	$0	$10,000,000
Total	$203,750,000	$21,250,000	$225,000,000

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